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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) MONEY MARKET
               GOVERNMENT MONEY
               MARKET FUND
               ANNUAL REPORT o AUGUST 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 20 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Portfolio of Investments ..................................................  8
Financial Statements .....................................................  11
Notes to Financial Statements ............................................  15
Independent Auditors' Report .............................................. 18
Trustees and Officers ..................................................... 21

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed- income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Terri A. Vittozzi]
     Terri A. Vittozzi

Dear Shareholders,
During the past 12 months, short-term interest rates have been quite volatile. The seven-day annualized yield on an investment in MFS(R) MONEY MARKET FUND at the beginning of the period was 6.15%, versus 3.08% at the end of August. MFS(R) GOVERNMENT MONEY MARKET FUND'S seven-day yield was 2.92%, compared to 5.88% 12 months ago. For the 12 months ended August 31, 2001, MFS MONEY MARKET FUND provided a total return of 4.97%, compared to 4.76% for the average money market fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. MFS GOVERNMENT MONEY MARKET FUND'S 12-month total return for the period ended August 31, 2001, was 4.71%, versus 4.82% for the average government money market fund tracked by Lipper Inc.

In one of its most aggressive campaigns to stimulate the economy, the Federal Reserve Board (the Fed) reduced the federal funds rate seven times from 6.5% in early January to 3.5% at the end of August. At their August 21 meeting, Federal Reserve policy makers clearly left the door open to more rate cuts, indicating that economic weakness remains a greater threat than inflation. Although the yield on the portfolios declined during the period as interest rates fell, our positive results provided a safe haven for many investors, relative to more risky investments.

In anticipation of the Fed's rate reductions, we had lengthened the portfolios' maturity, targeting 55 to 65 days for the average maturity of the funds' holdings. By doing so, we were able to lock in higher yields in a declining interest rate environment. At the same time, our goal was to protect the portfolios from possible credit problems by avoiding money market securities with maturities longer than 65 days.

At the end of the period, rates seemed to reflect the belief that the Fed was nearing the end of its rate-cutting program, as economic fundamentals were very mixed. Given that, the Fed will likely wait for additional data over the next couple of months to gain a better picture of the economic outlook for the second half of the year. At that point, we think the Fed could go either way with interest rates, although its clear goal is to steer the economy toward sustainable economic growth. The portfolios, in our view, are positioned to take advantage of a relatively stable interest rate environment in the near term.

The funds seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies, or instrumentalities of the U.S. government, as well as in the highest quality corporate and bank issues in order to minimize credit risk. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In order to help provide security against credit risk, at the end of the period approximately 76% of the MFS Money Market Fund was invested in high- quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues. MFS Government Money Market Fund went one step further, investing 100% of its assets in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities. With our emphasis on quality for both funds, we believe we will be well positioned to provide current income, liquidity, and preservation of capital.

    Respectfully,
/s/ Terri A. Vittozzi

    Terri A. Vittozzi
    Portfolio Manager

Note to Shareholders: Effective October 1, 2000, Terri A. Vittozzi became portfolio manager of the funds, replacing Jean O. Alessandro.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

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   PORTFOLIO MANAGER'S PROFILE
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   TERRI A. VITTOZZI IS A PORTFOLIO MANAGER AT MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)). SHE MANAGES THE MONEY MARKET PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, AND VARIABLE ANNUITIES.

   TERRI JOINED MFS IN 1992. SHE HELD VARIOUS POSITIONS AT MFS INCLUDING PORTFOLIO SETTLEMENTS COORDINATOR AND MONEY MARKET TRADER BEFORE BEING NAMED ASSISTANT PORTFOLIO MANAGER IN 2000 AND PORTFOLIO MANAGER IN JANUARY 2001.

   TERRI EARNED A BACHELOR'S DEGREE FROM BABSON COLLEGE AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BENTLEY COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                  THE FUNDS SEEK AS HIGH A LEVEL OF CURRENT INCOME
                              AS IS CONSIDERED CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      MFS MONEY MARKET FUND(1)(2)(3)(4) --
                              DECEMBER 19, 1975
                              MFS GOVERNMENT MONEY MARKET FUND(2)(3)(4) --
                              FEBRUARY 26, 1982

  SIZE:                       MFS MONEY MARKET FUND -- $1.5 BILLION NET ASSETS
                              AS OF AUGUST 31, 2001
                              MFS GOVERNMENT MONEY MARKET FUND -- $62.1 MILLION NET ASSETS AS OF AUGUST 31, 2001

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RISK CONSIDERATIONS

(1) Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Government guarantees apply to the underlying securities only and not to the prices and yields of a managed portfolio.

(3) Investments in the portfolios are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolios seek to preserve the value of your investment, it is possible to lose money by investing in the portfolios. The portfolios' yields will fluctuate with changes in market conditions.

(4) These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

MFS Money Market Fund

Commercial Paper - 76.4%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
  Abbey National North America, due 11/14/01                        $  20,000           $   19,859,400
  ABN Amro North America, due 2/07/02                                  20,000               19,697,900
  American Express Credit Corp., due 9/04/01 - 12/13/01                68,285               67,884,771
  American General Finance Corp., due 11/20/01                         20,000               19,843,556
  Archer Daniels Midland Co., due 11/14/01                              9,650                9,582,161
  Banco Galicia, due 9/24/01                                           12,500               12,471,410
  Banco Nacional de Mexico S.A., due 10/22/01                          13,000               12,933,147
  Bank of N Y, Miami B.A., due 10/11/01                                13,000               13,000,000
  Caterpillar Financial Services N.V., due 9/17/01 - 10/10/01          39,400               39,304,694
  Ciesco LP, due 10/25/01 - 11/08/01                                   40,000               39,767,067
  Citigroup, Inc., due 9/04/01                                         67,906               67,885,175
  Dexia Delaware LLC, due 10/30/01                                     22,000               21,873,084
  Dow Chemical Co., due 9/12/01                                         4,470                4,464,919
  Du Pont (E.I.) de Nemours & Co., Inc., due 9/07/01                   12,000               11,992,540
  Fcar Owner Trust Series I, due 10/19/01 - 3/07/02                    60,000               59,427,064
  Ford Motor Credit Corp., due 9/14/01 - 10/05/01                      22,000               21,949,833
  Formosa Plastics "B", due 9/07/01                                    15,000               14,990,500
  General Electric Capital Corp., due 9/04/01 - 9/27/01                67,955               67,884,972
  General Motors Acceptance Corp., due 9/28/01 - 11/26/01              41,614               41,538,758
  General Reinsurance Corp., due 11/09/01 - 11/14/01                   50,000               49,661,079
  Goldman Sachs Group LP, due 10/03/01 - 11/09/01                      35,000               34,791,067
  Ing America Insurance Holdings, due 11/08/01 - 11/15/01              42,375               42,088,358
  Knights Funding I, due 10/29/01                                      42,000               41,756,561
  McGraw Hill, Inc., due 11/05/01                                      10,000                9,938,069
  Metropolitan Life Funding, Inc., due 9/27/01                          4,000                3,989,456
  Morgan Stanley Dean Witter, due 10/02/01 - 11/19/01                  44,000               43,827,491
  New Center Asset Trust, due 9/04/01 - 11/21/01                       68,190               67,884,918
  Pemex Capital Series "B", due 9/25/01 - 12/04/01                     30,098               29,874,441
  Prudential Funding Corp., due 9/04/01 - 10/05/01                     67,921               67,885,176
  Societe Generale, due 10/09/01 - 2/15/02                             42,000               41,560,685
  Svenska Handelsbanken, Inc., due 10/02/01 - 11/02/01                 40,000               39,878,756
  Verizon Network Fund, due 10/12/01                                   30,500               30,375,628
  Wells Fargo & Co., due 10/11/01                                      22,000               22,000,000
  Wells Fargo Bank, due 11/26/01                                       24,815               24,815,000
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                               $1,116,677,636
------------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 18.8%
------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 9/13/01 - 9/24/02            $127,218           $  126,589,353
  Federal National Mortgage Assn., due 10/04/01 - 8/23/02             150,200              147,745,399
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                         $  274,334,752
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 24.9%
------------------------------------------------------------------------------------------------------
  Merrill Lynch, dated 8/31/01, due 9/04/01, total to
    be received $363,221,457 (secured by various U.S.
    Treasury and Federal Agency obligations in a
    jointly traded account), at Cost                                 $363,073           $  363,073,000
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                          $1,754,085,388

Other Assets, Less Liabilities - (20.1)%                                                  (292,984,014)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,461,101,374
------------------------------------------------------------------------------------------------------
See notes to financial statements.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

MFS Government Money Market Fund

U.S. Government and Agency Obligations - 92.8%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
------------------------------------------------------------------------------------------------------
  Federal Farm Credit Bank, due 9/06/01 - 11/27/01                      $  6,000           $ 5,976,598
  Federal Home Loan Bank, due 9/07/01 - 11/09/01                          15,571            15,510,709
  Federal Home Loan Mortgage Corp., due 9/06/01 - 9/24/02                 21,987            21,746,356
  Federal National Mortgage Assn., due 9/13/01 - 12/06/01                 14,475            14,400,305
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                            $57,633,968
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 8.6%
------------------------------------------------------------------------------------------------------
  Merrill Lynch, dated 8/31/01, due 9/04/01, total to be
    received $5,352,188 (secured by various U.S. Treasury
    and Federal Agency obligations in a jointly traded
    account), at Cost                                                   $  5,350           $ 5,350,000
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                             $62,983,968

Other Assets, Less Liabilities - (1.4)%                                                       (906,004)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $62,077,964
------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------
                                                                    MFS MONEY                 MFS GOVERNMENT
AUGUST 31, 2001                                                   MARKET FUND              MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                     $   57,633,968                    $57,633,968
  Repurchase agreements, at cost and value                        363,073,000                      5,350,000
                                                               --------------                    -----------
      Total investments, at amortized cost and value           $1,754,085,388                    $62,983,968
  Cash                                                                     79                            130
  Receivable for fund shares sold                                   6,379,366                        109,154
  Interest receivable                                                 446,718                            547
  Other assets                                                        233,847                            520
                                                               --------------                    -----------
      Total assets                                             $1,761,145,398                    $63,094,319
                                                               --------------                    -----------
Liabilities:
  Distributions payable                                        $      376,609                    $     5,663
  Payable for investments purchased                                47,606,000                        928,000
  Payable for fund shares reacquired                              251,598,075                         28,063
  Payable to affiliates -
    Management fee                                                     17,339                            848
    Shareholder servicing agent fee                                     4,169                            170
  Accrued expenses and other liabilities                              441,832                         53,611
                                                               --------------                    -----------
      Total liabilities                                        $  300,044,024                    $ 1,016,355
                                                               --------------                    -----------
Net assets (represented by paid-in capital)                    $1,461,101,374                    $62,077,964
                                                               ==============                    ===========
Shares of beneficial interest outstanding                       1,461,101,374                     62,077,964
                                                               ==============                    ===========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)          $1.00                           $1.00
                                                                    =====                           =====

See notes to financial statements.

Statements of Operations
-------------------------------------------------------------------------------

MFS Money Market Fund
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                                   $81,561,454
                                                                    -----------
  Expenses -
    Management fee                                                  $ 6,184,814
    Trustees' compensation                                               51,609
    Shareholder servicing agent fee                                   1,481,373
    Administrative fee                                                  209,332
    Custodian fee                                                       418,581
    Printing                                                             93,592
    Postage                                                             319,248
    Auditing fees                                                        19,446
    Legal fees                                                           13,710
    Transfer agent systems fee                                          543,504
    Miscellaneous                                                       574,655
                                                                    -----------
      Total expenses                                                $ 9,909,864
    Fees paid indirectly                                               (343,975)
                                                                    -----------
      Net expenses                                                  $ 9,565,889
                                                                    -----------
        Net investment income                                       $71,995,565
                                                                    ===========

MFS Government Money Market Fund
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------

Net investment income (loss):
  Interest income                                                    $3,172,075
                                                                     ----------
  Expenses -
    Management fee                                                   $  292,555
    Trustees' compensation                                                9,693
    Shareholder servicing agent fee                                      58,511
    Administrative fee                                                    8,399
    Custodian fee                                                        29,878
    Printing                                                              2,136
    Postage                                                               7,839
    Auditing fees                                                        19,060
    Legal fees                                                           10,334
    Registration fees                                                    58,996
    Miscellaneous                                                        31,055
                                                                     ----------
      Total expenses                                                 $  528,456
    Fees paid indirectly                                                (20,847)
                                                                     ----------
      Net expenses                                                   $  507,609
                                                                     ----------
        Net investment income                                        $2,664,466
                                                                     ==========
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------

MFS Money Market Fund
-------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                       2001                         2000
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                                $     71,995,565             $     69,267,004
                                                                ----------------             ----------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                              $ 38,658,653,548             $ 49,630,406,834
  Shares issued in reinvestment of distributions                      53,660,050                   50,959,801
  Shares reacquired                                              (38,163,842,723)             (49,848,705,161)
                                                                ----------------             ----------------
    Net increase (decrease) in net assets from fund
      share transactions                                        $    548,470,875             $   (167,338,526)
Net assets:
  At beginning of period                                             912,630,499                1,079,969,025
                                                                ----------------             ----------------
  At end of period                                              $  1,461,101,374             $    912,630,499
                                                                ================             ================

MFS Government Money Market Fund
-------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                       2001                         2000
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                                    $  2,664,466                $   2,663,466
                                                                    ------------                -------------
From share (principal) transactions -
  Net proceeds from sale of shares                                  $ 86,452,128                $ 128,237,629
  Shares issued in reinvestment of distributions                       2,569,897                    2,469,611
  Shares reacquired                                                  (70,981,894)                (143,743,192)
                                                                    ------------                -------------
    Net increase (decrease) in net assets from fund
      share transactions                                            $ 18,040,131                $ (13,035,952)
Net assets:
  At beginning of period                                              44,037,833                   57,073,785
                                                                    ------------                -------------
  At end of period                                                  $ 62,077,964                $  44,037,833
                                                                    ============                =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
MFS Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2001                2000              1999             1998            1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 1.00              $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                 ------              ------            ------           ------          ------
Income from investment operations -
  Net investment income                          $ 0.05              $ 0.05            $ 0.04           $ 0.05          $ 0.05
Less distributions declared to
  shareholders from net investment income         (0.05)              (0.05)            (0.04)           (0.05)          (0.05)
                                                 ------              ------            ------           ------          ------
Net asset value - end of period                  $ 1.00              $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                 ======              ======            ======           ======          ======
Total return                                       4.97%               5.58%             4.54%            5.03%           4.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       0.67%               0.66%             0.69%            0.74%           0.80%
  Net investment income                            4.86%               5.38%             4.38%            4.88%           4.71%
Net assets at end of period (000,000 Omitted)    $1,461                $913            $1,080           $1,071            $634

MFS Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                2001              2000              1999             1998            1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 1.00            $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                   ------            ------            ------           ------          ------
Income from investment operations -
  Net investment income                            $ 0.05            $ 0.05            $ 0.04           $ 0.05          $ 0.05
Less distributions declared to shareholders
  from net investment income                        (0.05)            (0.05)            (0.04)           (0.05)          (0.05)
                                                   ------            ------            ------           ------          ------
Net asset value - end of period                    $ 1.00            $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                   ======            ======            ======           ======          ======
Total return                                         4.71%             5.18%             4.35%            4.85%           4.81%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         0.90%             0.86%             0.78%            0.88%           0.85%
  Net investment income                              4.55%             5.05%             4.26%            4.70%           4.02%
Net assets at end of period (000 Omitted)         $62,078           $44,038           $57,074          $44,843         $38,387

## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Fund and MFS Government Money Market Fund (the funds) are each a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The funds' use of amortized cost is subject to the funds' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The funds may enter into repurchase agreements with institutions that the funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

The funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The funds' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the funds. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $300 million of average net assets             0.50%
          Next $400 million of average net assets              0.45%
          Next $300 million of average net assets              0.40%
          Average net assets in excess of $1 billion           0.35%

The funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The funds have an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation for MFS Money Market Fund and MFS Government Money Market Fund are net periodic pension expenses of $14,726 and $2,892, respectively, for the year ended August 31, 2001.

Administrator - The funds have an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the funds pay MFS an administrative fee at the following annual percentages of the funds' average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the funds' average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, for MFS Money Market Fund, aggregated $70,590,095,589 and $70,277,377,863, respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, for MFS Government Money Market Fund, aggregated $300,400,412 and $284,791,583, respectively.

(5) Shares of Beneficial Interest
The funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to the MFS Money Market Fund and MFS Government Money Market Fund for the year ended August 31, 2001, were $12,139 and $583, respectively. The funds had no borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Government Money Market Fund and MFS Money Market Fund:

We have audited the accompanying statements of assets and liabilities of MFS Government Money Market Fund and MFS Money Market Fund (two of the series comprising MFS Series Trust IV) (the "Trust"), including the portfolios of investments, as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Government Money Market Fund and MFS Money Market Fund as of August 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 11, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

-------------------------------------------------------------------------------

MFS(R) MONEY MARKET
GOVERNMENT MONEY MARKET FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President,                             Mark E. Bradley*
MFS Investment Management                                Robert R. Flaherty*
                                                         Laura F. Healy*
William R. Gutow+ - Private Investor and Real            Ellen Moynihan*
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                     SECRETARY
                                                         Stephen E. Cavan*
J. Atwood Ives+ - Private Investor
                                                         ASSISTANT SECRETARY
Lawrence T. Perera+ - Partner, Hemenway                  James R. Bordewick, Jr.*
& Barnes (attorneys)
                                                         CUSTODIAN
William J. Poorvu+ - Adjunct Professor, Harvard          State Street Bank and Trust Company
University Graduate School of Business
Administration                                           AUDITORS
                                                         Deloitte & Touche LLP
Charles W. Schmidt+ - Private Investor
                                                         INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive                      For information on MFS mutual funds, call your
Vice President and Director                              investment professional or, for an information
MFS Investment Management                                kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Jeffrey L. Shames* - Chairman and Chief                  (or leave a message anytime).
Executive Officer, MFS Investment Management
                                                         INVESTOR SERVICE
Elaine R. Smith+ - Independent Consultant                MFS Service Center, Inc.
                                                         P.O. Box 2281
David B. Stone+ - Chairman Emeritus and                  Boston, MA 02107-9906
Director, North American Management Corp.
(investment adviser)                                     For general information, call toll free:
                                                         1-800-225-2606 any business day from
INVESTMENT ADVISER                                       8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired
Boston, MA 02116-3741                                    individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
DISTRIBUTOR                                              time. (To use this service, your phone must be
MFS Fund Distributors, Inc.                              equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGER
Terri A. Vittozzi*                                       WORLD WIDE WEB
                                                         www.mfs.com
TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) MONEY MARKET FUND                                        -------------
MFS(R) GOVERNMENT MONEY MARKET FUND                               PRSRT STD
                                                                U. S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                                MFS
                                                                -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                  MCM-2 10/01 54M 10/310/810/22